Rule 497(e)

File Nos. 333-70963 and 811-09201

Executive Benefit VUL II – Prospectus

Executive Benefit VUL - Prospectus

A Flexible Premium Variable Universal Life Insurance Policy

Offered by Great-West Life & Annuity Insurance Company

in connection with its COLI VUL-2 Series Account

Supplement dated May 17, 2019 to the Prospectuses

and Statement of Additional Information (“SAI”) dated May 1, 2019

This Supplement amends certain information contained in the Prospectuses and SAI dated May 1, 2019.

Oppenheimer Variable Account Funds Acquisition:

At a meeting held on January 11, 2019, the Board of Trustees of the Oppenheimer Variable Account Funds approved the reorganization of each Oppenheimer VA Fund into a corresponding, newly formed series (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Reorganization”). The Reorganization is currently expected to close on or about May 24, 2019, or as soon as practicable thereafter (the “Reorganization Date”).

Contract Owners may transfer assets out of the Sub-Accounts for the Oppenheimer Variable Account Funds at any time prior to the Reorganization Date, and any such transfer will not incur a transfer charge and will not count against the annual free transfer limit. Effective as of the close of business May 24, 2019, any assets remaining in the Sub-Accounts for the Oppenheimer Variable Account Funds will become invested in the Sub-Account for the corresponding Acquiring Fund. Any Owner utilizing a custom transfer feature such as Dollar Cost Averaging or Rebalancer involving the Oppenheimer Variable Account Funds, and any allocations made to the Sub-Account for the Oppenheimer Variable Account Funds will automatically be directed to the Sub-Account for the corresponding Acquiring Fund.

As a result of the Reorganization, effective on or about May 24, 2019, the following name changes will occur, and all references to the old names in the Prospectuses and SAI are hereby deleted and replaced with the new names:

Old Name	New Name
Oppenheimer Variable Account Funds	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Oppenheimer Main Street Small Cap Fund/VA®	Invesco Oppenheimer V.I. Main Street Small Cap Fund®

Effective immediately, the BlackRock iShares® Dynamic Allocation V.I. Fund is renamed BlackRock 60/40 Target Allocation ETF V.I. Fund. Accordingly, all references to BlackRock iShares® Dynamic Allocation V.I. Fund in the Prospectuses and SAI are hereby deleted and replaced with BlackRock 60/40 Target Allocation ETF V.I. Fund.

If you have any questions or would like assistance, please contact the Company toll-free at (888) 353-2654.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectuses and SAI dated May 1, 2019.

Please read this Supplement carefully and retain it for future reference.